PROSPECTUS SUPPLEMENT
                             DATED JANUARY 24, 2002

                          SUPPLEMENT TO THE PROSPECTUS
                              DATED MAY 1, 2001 FOR
                         THE CONSECO MONUMENT ACCOUNT G
           AN INDIVIDUAL AND GROUP FIXED AND VARIABLE ANNUITY CONTRACT

                                    ISSUED BY
                       CONSECO VARIABLE ANNUITY ACCOUNT G
                                       AND
                       CONSECO VARIABLE INSURANCE COMPANY


The purpose of this supplement is to describe a one-time reduction in the mortality and expense risk charge for the Rydex U.S. Government Money Market Subaccount.


     As of January 24, 2002, we have reduced the mortality and expense risk charge for the Rydex U.S. Government Money Market Subaccount from an annual rate of 1.15% to 0.65% of the average daily net assets of the Subaccount. We reserve the right to restore the mortality and expense risk charge to the 1.15% rate at any time. We will provide you with notice if and when we restore the charge. Please call your representative or call the Customer Service Center at 1-866-590-2255 to learn more about the mortality and expense risk charge.

     This reduction in mortality and expense risk charge applies only to the Rydex U.S. Government Money Market Subaccount.


PLEASE USE THIS SUPPLEMENT WITH YOUR CONSECO MONUMENT ACCOUNT G PROSPECTUS. READ IT CAREFULLY AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.






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